SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                                 Date of Report
                        (Date of earliest event reported)
                                February 1, 2003

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                     001-11460                   31-1103425
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
 of Incorporation or                                         Identification No.)
      Organization)

                               5966 La Place Court
                           Carlsbad, California 92008
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (760) 438-7400
                        (Registrant's telephone number,
                              including Area Code)


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
ITEM 5. OTHER EVENTS.


     Upon maturity of the NTN Communications, Inc. ("NTN") convertible senior subordinated notes bearing interest at 8% per year (the "Notes") on February 1, 2003, NTN issued 784,314 shares of common stock, $.005 par value, to each of the two holders upon surrender of the Notes to NTN. A total of 1,568,628 shares of common stock was issued by NTN, at a price per share of $1.275, in exchange for the $2,000,000 in outstanding principal amount of the Notes. The issuance of the common stock was exempt from registration pursuant to Section 3(a)(9)of the Securities Act of 1933. NTN has previously registered the resale of the shares of common stock underlying the Notes with the Securities and Exchange Commission on Form S-3.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTN COMMUNICATIONS, INC.



                                    By:      /s/ James B. Frakes
                                                 James B. Frakes
                                             Chief Financial Officer

Date:  February 3, 2003